Exhibit 10.7.2

March 20, 2006

To: Aurora Gold Corporation
30 Ledger Road,
Balcatta, Western Australia, 6021 Australia

Tel. 604-687-4432
Fax  604-687-4709

Attention: Cameron Richardson
Email: c.richardson@telus.net
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From: Tomas Almeida, Certified Translator

Re: Translation of Memorandum of Understanding regarding Piranha Project



                            Translator's Declaration

I, Tomas Almeida, Certified Portuguese to English Translator, Member in good standing of the Society of Translators and Interpreters of British Columbia
(STIBC), which is a member association of the Canadian Translators and Interpreters Council (CTIC), hereby attest that, to the best of my knowledge and belief, the above-mentioned document is a true, correct and complete translation of the Portuguese document presented to me.


Tomas Almeida



Tomas Almeida
19780 Honeydew Drive
Pitt Meadows, BC V3Y 2S6

Tel. 604-465-6128
Fax 604-465-6129
Cell.604-202-0031
Email: talmeida@telus.net
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